UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Universal Health Services, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries (the “Guarantors”) that guarantee the Company’s 7% Senior Notes due 2018.

The Company is disclosing condensed consolidating financial information of the Guarantors in a new footnote to certain of its previously issued financial statements. The Company has updated the historical financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2010 (originally filed with the United States Securities Exchange Commission (“SEC”) on February 28, 2011) (the “2010 Form 10-K”), to include Note 13 in the Notes to Consolidated Financial Statements for the periods disclosed within the report.

These updated historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated, in compliance with generally accepted accounting principles, solely to include the new footnotes referenced above related to the Guarantors, and are incorporated herein by reference. All other information provided in the 2010 Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the 2010 Form 10-K in any way other than the inclusion of required supplemental guarantor financial information. The revised historical financial statements should be read in conjunction with the other information that the Company has filed with the SEC.

The Company has also filed unaudited pro-forma financial information for the twelve months ended December 31, 2010 as exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibits filed as part of this Current Report on Form 8-K are listed in the Exhibit Index which is located at the end of this Current Report on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/S/ ALAN B. MILLER
Name:	Alan B. Miller
Title:	Chairman of the Board and Chief Executive Officer

By:	/S/ STEVE FILTON
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: April 1, 2011

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information.

99.2	Unaudited pro forma financial information for the twelve months ended December 31, 2010.